CONFIDENTIAL TREATMENT                                             EXHIBIT 10.12

                                                             30th September 1996

Leukosite, Inc.
215 First Street
Cambridge
MA 02142
USA



Ladies and Gentlemen:

PROFORMA UNDERTAKINGS AND WARRANTIES

We refer you to the Material Release Agreement dated 30th September 1996 between The Wellcome Foundation Limited and Leukosite, Inc., the heads of a sub-licence agreement between British Technology Group Limited ("BTG") and Leukosite, Inc. dated 30th September 1996 ("Sub-Licence").

In this letter the following capitalized terms shall have the following meanings attributed to them: -

         "Company" means The Wellcome Foundation Limited its parent company, subsidiaries and affiliates from time to time.

         "Cell Culture Medium" means the powdered CIV15 cell culture medium more particularly described and claimed in the patent rights represented by patent number PA 1 194.

         "Cell Line" is cell line obtained from the Chinese Hamster Ovary (CHO) Clone C I C2 derived from original master cell bank C I M 3D44 10.8.90 and the Master Cell Bank CHO CIH 10.11.93)

         "Campath 1H" means the anti CD52 humanized monoclonal antibody that is produced from the Cell Line and derivatives of the antibody so produced including conjugates of the antibody with other substances.

         "Critical Information" means that information and material listed in the Material Release Agreement of even date hereof between The Wellcome Foundation Ltd. and Leukosite, Inc.

         "Drug Substance" means partly purified or purified Campath I H which originates from the Company.

         "Drug Product" means purified Campath IH in vials labelled "not for human use", which originates from the Company.

         "Know How" is as detailed and set forth in the Sublicence Agreement with BTG.

         "Materials" means those materials detailed and set forth in Annex I to this Letter.

You have agreed in consideration of entering into the Sub-Licence and in consideration of us entering into the Material Release Agreement to provide our company with the following undertakings and warranties (which undertakings and warranties shall be binding from time to time on all your successors and assigns) and to procure that your subsidiaries, affiliates, sub-contractors, consultants and agents and duly notified to us (the "Leukosite Group") from time to time, shall all individually undertake and warrant as follows:

(i) During the term of the Sub-Licence Agreement and the final Sub-Licence Agreement, not to do any act or thing or through any omission use, refer to or associate its/themselves with our company name, to bring our Company name into disrepute or to do anything which would defame our Company, or its name;

(ii) To immediately notify our Company if either it or they apply for or have access from time to time through their sub-contractors and agents to patent rights on any process or formulation invention arising from its or their use(s) of the Know-How (as defined in the Sub-Licence) and having application to products other than Campath IH and/or where our Company may be blocked from using such process or formulation invention in its development and manufacture of its other products other than Campath 1H. Our Company shall have the right to take a non-exclusive licence under such patent rights or analogous intellectual property rights (exclusive of Campath IH) on reasonable terms to be agreed including royalty payments which shall in no event exceed *;

(iii) to indemnify and hold and continue to indemnify and hold harmless our Company, its Affiliates, directors and employees from time to


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

         time against any and all liability whatsoever and wheresoever in respect of all acts and omissions in respect of the development, production, use and/or sale of any products by LEUKOSITE or the LEUKOSITE Group utilizing Campath 1H and/or any of the Know-How and/or Drug Product and/or Drug Substance and/or Cell Culture Medium. The indemnified party shall promptly notify the indemnifying party, who shall have overall control and conduct of the defense, settlement or compromise of all claims, Provided That the indemnifying party regularly advises the indemnified party of the progress of such defense, settlement or compromise and allows the indemnified party to reasonably comment on such proceedings;

(iv) to obtain and maintain thereafter suitable insurance cover as set forth in the sublicence agreement with BTG with sound and reputable independent insurers at commercially reasonable levels of coverage in relation to the various obligations and activities being undertaken. You shall ensure that all your sub-contractors and agents from time to time, likewise have similar suitable insurance covering activities by them

(v) not to use the Materials, the Know-How, the Cell Line, Cell Culture Medium, Drug Substance, Drug Product or the Critical Information (all as defined in the Sub-Licence) for any purpose whatsoever except for developing, using, making, having made and sell Campath 1H product and you shall use best endeavors to ensure at all times that any affiliates, subsidiaries, sub-contractors and agents from time to time at all times comply with this provision;

(vi) to keep the Materials, the Know-How, the Cell Line, the Cell Culture Medium and the Critical Information strictly confidential and secure at all times and shall store the same separately from other information and materials;

(vii) except as may be necessary to develop, make, register and sell Campath 1H product and subject to the provisions of sub-clause (x) below. not to disclose or cause or authorize or permit the Materials, the Know-How, the Cell Line, the Cell Culture Medium and the Critical Information to be disclosed to any third party without first obtaining our Company's prior written consent and to ensure at all times that all your employees, consultants and experts from time to time prior to being allowed access to the same are individually bound by similar terms of confidentiality and non-use herein contained;

(viii) not to reproduce transform or store any of the Know-How, Critical Information or details of the Cell Culture Medium on an externally accessible computer or electronic information retrievable system;

(ix) subject to the terms of the sub-licence agreement with BTG, in the event the Sub-Licence is terminated, to return or destroy and ensure your subsidiaries, affiliates. sub-contractors and agents from time to time return or destroy to our Company's satisfaction the Know-How, the Materials and the Cell Culture Medium, Drug Substance and Drug Product, the Cell Line and Company information (all as defined in the Sub-Licence) within thirty (30) days of our Company's written request and in accordance with our Company's specific instructions and you will issue a certificate signed by a director confirming that these provisions have been complied with and shall ensure your subsidiaries, affiliates, sub-contractors and/or agents from time to time (as appropriate) issue a certificate signed by one of their directors confirming that these provisions have been duly complied with;

(x) to promptly notify our Company, in advance where from time to time, where you contract out the development/production of Campath 1H to a subsidiary, affiliate or any third party sub-contractor or agent, prior to such appointment(s) you shall on each occasion enter into an agreement which includes similar provisions to those contained herein;

(xi) not to use Drug Product or Drug Substance transferred under the Material Release Agreement for human therapeutic administration and shall procure that its subsidiaries, affiliates, sub-contractors and agents from time to time do not use Drug Substance or Drug Product for human therapeutic administration.

Please indicate your agreement and acknowledgment of these provisions by signing and returning to us the duplicate copy of this letter.
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                                      -5-

Yours faithfully

For and on behalf of
THE WELLCOME FOUNDATION LIMITED





Signed: [signature appears here]
Name print:________________________
Position:  _________________________

Accepted, acknowledged and agreed for and on behalf of LEUKOSITE, INC.


Signed: [signature appears here]
Name print: _______________________
Position: __________________________

                 ANNEX 1 TO PROFORMA WARRANTIES AND UNDERTAKINGS
                                    KNOW-HOW

Contents

A.       CRITICAL INFORMATION


         Defined in the Material Release Agreement with Leukosite.


B.       OTHER INFORMATION:-


         (1)      Clinical Trial Data


                  The Case Report Forms from the trials (photocopied at Leukosite's expense).


                  The clinical database (transferred as SAS transfer files on data tape).



         (2) Cell and material stocks and reports on manufacturing process (see attached).

         (3)      Other reports held in Glaxo Wellcome Documentation Centre.

         (4) Other reports, not included in (3) above, supporting IND (list to be added by end August).

C. LIST OF CLINICAL AND ACADEMIC INVESTIGATORS (to be added at Intended Agreement stage)

                              ATTACHMENT TO ANNEX I
B(2)

          CELL AND MATERIAL STOCKS AND REPORTS ON MANUFACTURING PROCESS

      1.    Specification C1H.SPEC/1.150 Volume I Cell Banks     1 Sept 1994

      2.    Specification C1H.SPEC/1.150 Volume II Production    30 Aug 1994

Campath-1H Inventory - Building 138

------------- --------------- -------------------- ------------------------ -------------- ------------- ----------------
   BATCH         HARVEST            REVIVAL                PROCESS                            TOTAL         QUANTITY
    NO.            DATE              BANK                   STAGE              MG/ML*         GRAMS            (G)
------------- --------------- -------------------- ------------------------ -------------- ------------- ----------------

------------- --------------- -------------------- ------------------------ -------------- ------------- ----------------
    CH70         29/06/93          MCB1-WCB2             S-SEPH CONC            40.9          424.91         424.91
------------- --------------- -------------------- ------------------------ -------------- ------------- ----------------
    CH78         25/10/94          MCB2-WCB1              VIRESOLVE              2.0          145.0           145.0
                                                           CYCLE 3               1.5
------------- --------------- -------------------- ------------------------ -------------- ------------- ----------------
    CH78         25/10/94          MCB2-WCB1             S-SEPH CONC            41.4          70.38           70.38
------------- --------------- -------------------- ------------------------ -------------- ------------- ----------------
    CH78         25/10/94          MCB2-WCB1              SUPERDEX              23.1          159.39         159.39
------------- --------------- -------------------- ------------------------ -------------- ------------- ----------------


Campath-1H CTM Inventory

------------------------------ ---------------------------- ----------------------------- ------------------------------
                                                                                                   TOTAL VIALS
          BATCH NO.                   FILLING DATA                  REVIVAL BANK                  (APPROXIMATE)
------------------------------ ---------------------------- ----------------------------- ------------------------------

------------------------------ ---------------------------- ----------------------------- ------------------------------
           A3227A                        Mar 94                         MCB1                         22,000              *
------------------------------ ---------------------------- ----------------------------- ------------------------------


*       the majority to be retained by Glaxo Wellcome
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                                      -2-


Cell Bank

Reports on the stability of cells in culture are as follows:

     Growth and monoclonal antibody production by cells from the           CM Bentley          BZDR/93/001
     second CHO Campath-1H Working Cell Bank.

     Growth and monoclonal antibody production by cells from the           CM Bentley          BZDR/93/008
     third CHO Campath 1-H Working Cell Bank.

     Growth and monoclonal antibody production by Campath-1H               S. Hay              BZDR/95/007
     producing CHO cells from the Mastre Cell Bank, CHO C1H 10.11.93.

     Growth and monoclonal antibody production by Campath-1H               N. Moy              BZDR/95/008
     producing CHO cells from Working Cell Bank, CHO 6/12/93.



The inventory of cell banks is given in the table below:

----------------------------------------------- ---------------- --------------------------------------------------------
                   LOCATION                         NUMBER                                TYPE
----------------------------------------------- ---------------- --------------------------------------------------------

----------------------------------------------- ---------------- --------------------------------------------------------
            LIQUID NITROGEN, B119
----------------------------------------------- ---------------- --------------------------------------------------------
                    D1C5TD                            50                         CHO C1H 10.11.93 (MCB2)
----------------------------------------------- ---------------- --------------------------------------------------------
                    D1C5TC                            47                   CHO C1H 6.12.93 (1st WCB from MCB2)
----------------------------------------------- ---------------- --------------------------------------------------------
                    D1C3TB                            50                   DCC CTM post production cell banks
----------------------------------------------- ---------------- --------------------------------------------------------
          LIQUID NITROGEN TPP, B115
----------------------------------------------- ---------------- --------------------------------------------------------
            B115 (TPP) location B1                    45                         CHO C1H 10.11.93 [MCB2]
----------------------------------------------- ---------------- --------------------------------------------------------
            B115 (TPP) location B2                    43                   CHO C1H 6.12.93 (1st WCB from MCB2)
----------------------------------------------- ---------------- --------------------------------------------------------


Production

Other documents available:

     Campath-1H cell line selection for Master Cell Bank production            CM Bentley               BZDR/95/006

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                                      -3-

     The growth of Chines Hamster Ovary cells producing Campath-1H in          CM Bentley               BZDR/93/006
     medium containing Methotrexate or Piritrexim (BM 301U)

     Growth and monoclonal antibody production by cells derived from           CM Bentley               BZDR/94/003
     the Master Cell Bank (C1H 3D44 10.8.90) in medium containing
     Methotrexate and/or Piritrexim (BW 301U)

     Potential impurities arising from the Campath-1H purification              J Relton                BZPP/95/002
     process

     Dilution of C-1H Inj. 10.mg/m1 with 5% Dextrose injection in               PD Smith                DPPP/94/001
     previously empty sterilized vials

     Summary report sanctioning changes to the Campath-1H Process to          JS Courtenay              BZPP/94/0042
     be implemented at the onset of the Autumn 1994 production
     campaign